Summary Prospectus February 1, 2021, as supplemented June 14, 2021

Virtus AllianzGI Global Sustainability Fund (formerly AllianzGI Global Sustainability Fund)

A: ASUAX	Institutional: ASTNX	P: ASTPX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, statement of additional information (SAI), and other information about the fund online at virtus.com/tools-resources/mutual-fund-documents.

You can also get this information at no cost by calling 800-243-1574 or by sending an e-mail to: virtus.investment.partners@virtus.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary such as a bank, the prospectus and other information will also be available from your financial intermediary.

The fund’s prospectus and SAI, both dated February 1, 2021, as supplemented June 14, 2021, are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports will no longer be sent by mail, unless specifically requested from the fund or from your broker-dealer or financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect at any time to receive not only shareholder reports but also certain other communications such as prospectuses from the fund electronically, or you may elect to receive all future shareholder reports in paper free of charge to you. If you own your shares directly with the fund, you may make such elections by calling the fund at 1-800-243-1574 or, with respect to requesting electronic delivery, by visiting www.virtus.com. An election made directly with the fund will apply to all Virtus Mutual Funds in which you own shares directly. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Investment Objective

The fund seeks long-term capital appreciation.

Fees and Expenses

The tables below illustrate the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial professional or other financial intermediary; (ii) under “Sales Charges” on page 170 of the fund’s prospectus; (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers;” and (iv) under “Alternative Purchase Arrangements” on page 130 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional	Class P
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None
Maximum Contingent Deferred Sales Charge (CDSC) (load) (as a percentage of the lower of original purchase price or NAV)(1)	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Institutional	Class P
Management Fees	0.80%	0.80%	0.80%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	None	None
Other Expenses(3)	0.38%	0.33%	0.40%
Total Annual Fund Operating Expenses	1.43%	1.13%	1.20%
Less: Fee Waiver and/or Expense Reimbursement(2)	(0.49)%	(0.44)%	(0.41)%
Total Annual Fund Operating Expenses After Expense Reimbursement(2)	0.94%	0.69%	0.79%

(1)	For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.

(2)

Total Annual Fund Operating Expenses After Expense Reimbursement reflect the effect of a contractual agreement by Virtus Investment Advisers (“VIA”) to waive its management fee and/or reimburse the fund for a period of two years beginning upon effectiveness of its investment advisory agreement with the fund to the extent that Total Annual Fund Operating Expenses, excluding interest, any other fees or expenses relating to financial leverage or borrowing (such as commitment, amendment and renewal expenses on credit or redemption facilities), tax, extraordinary, unusual or infrequently occurring expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses, and acquired fund fees and expenses, exceed 0.94% for Class A shares, 0.69% for Institutional Class shares and 0.79% for Class P shares. Under the Expense Limitation Agreement, VIA may recoup amounts waived or reimbursed in the preceding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The amount of any such recoupment would have the effect of being shared equally between VIA and Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) pursuant to the currently effective subadvisory arrangement between those parties. The Expense Limitation Agreement also permits recoupment by AllianzGI U.S. of amounts waived or reimbursed within the three preceding years under an analogous expense limitation arrangement in effect before VIA became adviser to the fund. The Expense Limitation Agreement is terminable by mutual agreement of Virtus Strategy Trust, AllianzGI U.S. and VIA.

(3)

Other expenses are based on estimated amounts for the current fiscal year to reflect the new investment advisory agreement with VIA, and the new sub-advisory agreement with AllianzGI U.S. approved by the fund’s shareholders at the Combined Special meeting of the Shareholders of Allianz Funds and Allianz Multi-Strategy Trust on October 28, 2020.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. The Examples are based, for the first two years, on Total Annual Fund Operating Expenses After Expense Reimbursement and, for all other periods, on Total Annual Fund Operating Expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$641	$884	$1,197	$2,083
Institutional	Sold or Held	$70	$269	$534	$1,292
Class P	Sold or Held	$81	$298	$580	$1,384

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 31% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

The fund seeks to achieve its investment objective by creating a portfolio of global equities with a focus on companies that the portfolio managers believe exhibit strong records with respect to environmental, social, and corporate governance (“ESG”) factors. The fund normally invests primarily in equity securities of both U.S. and non-U.S. companies, including emerging market securities. Under normal market conditions, the fund will invest at least 40% of its assets in non-U.S. securities. Notwithstanding the previous sentence, if the weighting of non-U.S. securities in the Dow Jones Sustainability World Index (the “Index”) drops below 45%, the fund may invest a lower amount in non-U.S. securities, which will normally be such that the minimum level for non-U.S. securities will be 5% below the weighting of non-U.S. securities in the Index as of the most recently published month-end composition. As of December 31, 2020, the capitalization weighting of non-U.S. securities in the Index was approximately 58.3%. The fund is not managed with reference to the Index, and its primary performance benchmark is the MSCI ACWI. The portfolio managers intend to diversify the fund’s investments across geographic regions and economic sectors. The fund intends, but is not required, to hold stocks that are not included in the benchmark index. The fund may invest in issuers of any size market capitalization, including smaller capitalization companies. The fund may achieve its exposure to non-U.S. securities either directly or through depository receipts such as Global Depositary Receipts (GDRs).

The portfolio managers begin with an investment universe comprised of more than 5,000 equity securities and assess individual securities using a disciplined investment process that integrates a focus on the ESG records of the issuers of such securities with proprietary fundamental, company-specific research and quantitative analysis. The portfolio managers utilize a proprietary sector analysis to screen out issuers based on revenue from sectors such as tobacco, thermal coal, alcohol, gambling and weapons.

The portfolio managers use a proprietary ESG model scoring to evaluate and rate the securities in the investment universe. The portfolio managers believe that there are long-term benefits in an investment philosophy that attaches material weight to certain issues that receive less attention from traditional investment analysis, such as the environment, workplace relations, human rights, community relations, product safety and impact, and corporate governance and business ethics. The portfolio managers also believe that investing in companies with strong records for managing ESG risks can generate long-term competitive financial returns and positive societal impact and that companies that do not exhibit strong records with respect to ESG factors may be at a greater long-term risk of negative economic consequences. With respect to ESG factors, the portfolio managers will aim to invest the majority of the fund’s portfolio in stocks that they rate as best-in-class (i.e., top 30%) and avoid stocks rated worst-in-class (i.e., bottom 30%), although the portfolio managers maintain discretion to invest from time to time in companies with minimum ESG scores and to exclude companies with high ESG scores from the fund’s portfolio.

The portfolio managers then analyze specific companies for possible investment through a disciplined, fundamental, bottom up-research process and quantitative analysis. In identifying potential investments, the portfolio managers ordinarily look for companies that exhibit some or all of the following characteristics: a strong record with respect to ESG factors; a demonstrated record of ESG risk management; long-term competitive advantage; a strong balance sheet; high barriers to entry in the company’s industry or area of business; experienced and respected management; and a strong record of capital discipline. The portfolio managers then seek to identify quality companies that exhibit growth characteristics (companies that the portfolio managers believe are expected to grow returns over and above the cost of capital). The portfolio managers construct the fund’s portfolio with the expectation that stock-specific risk will drive the fund’s returns over a complete market cycle and may reallocate the portfolio’s holdings in attempting to mitigate other risk factors, such as currency risk, country/regional risk, investment style risk, and sector risk, among others. Under normal circumstances, the portfolio managers typically select approximately 40 to 60 stocks for the fund.

Principal Risks

The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below (in alphabetical order after the first five risks):

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Market Volatility Risk. The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

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Issuer Risk. The fund will be affected by factors specific to the issuers of securities and other instruments in which the fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

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Equity Securities Risk. The value of the stocks held by the fund may be negatively affected by the financial market, industries in which the fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

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Foreign Investing Risk. Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; and political, regulatory, economic, and market risk.

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Sustainable Investing Risk. Because the fund focuses on investments in companies that the Manager believes exhibit strong environmental, social, and corporate governance records, the fund’s universe of investments may be smaller than that of other funds and broad equity benchmark indices.

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Allocation Risk. If the fund’s exposure to equities and fixed income securities, or to other asset classes, deviates from the intended allocation, or if the fund’s allocation is not optimal for market conditions at a given time, the fund’s performance may suffer.

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Counterparty Risk. A counterparty to a derivatives contract, repurchase agreement, a loan of portfolio securities or an unsettled transaction may be unable or unwilling to make timely settlement payments or otherwise honor its obligations to the fund.

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Credit Risk. If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

>	Currency Rate Risk. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund’s shares.

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Emerging Markets Risk. Foreign investing risk may be particularly high to the extent that the fund invests in emerging market securities. Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>	Focused Investment Risk. To the extent the fund focuses its investments on a limited number of issuers, sectors, industries or geographic regions, it may be subject to increased risk and volatility.

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Liquidity Risk. Certain securities may be substantially less liquid than many other securities, such as U.S. Government securities or common stocks. To the extent the fund invests in less liquid securities or the level of liquidity in a particular market is constrained, the lack of an active market for investments may cause delay in disposition or force a sale below fair value.

>	Portfolio Turnover Risk. High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

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Small and Medium Market Capitalization Companies Risk. The fund’s investments in small and medium market capitalization companies may increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

Please see “More Information About Risks Related to Principal Investment Strategies” in the fund’s prospectus for a more detailed description of the fund’s risks.

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.

Calendar year total returns for Class A Shares

Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q2/2020:	20.32%	Worst Quarter:	Q1/2020:	-17.61%

Average Annual Total Returns (for the periods ended 12/31/20)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	Fund Inception (12/9/14)
Class A
Return Before Taxes	12.05%	11.66%	9.47%
Return After Taxes on Distributions	10.82%	10.42%	8.36%
Return After Taxes on Distributions and Sale of Fund Shares	7.19%	8.78%	7.08%
Institutional Class
Return Before Taxes	18.87%	13.19%	10.76%
Class P
Return Before Taxes	18.72%	13.09%	10.66%
MSCI All Country World Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	16.25%	12.26%	9.46%
Dow Jones Sustainability World TR Composite Net (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	14.77%	12.74%	9.25%

The MSCI All Country (“AC”) World Index captures large and mid cap representation across Developed Markets and Emerging Markets countries. The index covers approximately 85% of the global investable equity opportunity set. It is not possible to invest directly in the index. Performance data shown for the index is net of dividend tax withholding.

The Dow Jones Sustainability World Total Return Index tracks the performance of the top 10% of the 2500 largest companies in the S&P Global Broad Market Index that are the world’s sustainability leaders based on economic, environmental and social criteria.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The fund’s subadviser is Allianz Global Investors U.S. LLC (“AllianzGI U.S.”).

Portfolio Management

>	Robbie Miles, CFA, portfolio manager and vice president of AllianzGI U.S., has managed the Fund since March 2021.

>	Gunnar Miller, senior portfolio manager and Global Director of Research of AllianzGI U.S., has managed the Fund since March 2021.

Purchase and Sale of Fund Shares

Minimum initial investments applicable to Class A and Class C Shares:

•	$2,500, generally

•	$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

•	No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

Minimum additional investments applicable to Class A and Class C Shares:

•	$100, generally

•	No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class P, Institutional Class and Administrative Class shares, the minimum initial investment in the fund is $1,000,000 and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Class R6 Shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 Shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; (vi) 529 portfolios that are advised or sub-advised by Virtus affiliates; and (vii) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement.

In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.

Taxes

The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Virtus Mutual Funds

P.O. Box 9874

Providence, RI 02940-8074

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, its distributor, its investment adviser or their affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your financial professional to recommend the fund over another investment. Ask your financial professional or visit your financial intermediary’s Web site for more information.

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